Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064




                              The Montgomery Funds

                       Supplement dated March 19, 1999 to
                       Prospectus dated January 31, 1999


For Shareholders in the Montgomery Global Long-Short Fund only:

The Montgomery Global Long-Short Fund will close to new shareholder accounts on June 30, 1999. Shareholders who own shares of the Fund when it closes may continue  to  purchase  shares  in their  existing  accounts  after  it  closes.
Employer-sponsored retirement plans and certain investment advisors, if they already are invested in the Fund on behalf of a client, may be able to open additional accounts for plan participants or clients. Montgomery Asset
Management, LLC, as the manager of the Fund, may reopen and close the Fund to certain types of new shareholders in the future.

If you do not own shares of the Global Long-Short Fund when it closes, you may not exchange shares from other Montgomery Funds for shares of the Fund.